United states

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2019

ETHAN ALLEN INTERIORS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11692	06-1275288
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25 Lake Avenue Extension Danbury, CT	06811-5286
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 743-8000

                                    Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Vice President, Corporate Controller and Principal Accounting Officer

On April 16, 2019, John S. Bedford II retired from Ethan Allen Interiors Inc. (the “Company” or “Ethan Allen”) and ceased to serve in the role of Vice President, Corporate Controller and Principal Accounting Officer. Mr. Bedford joined the Company in February 2008 and had been the Company’s corporate controller and principal accounting officer since March 2014. The Company previously announced, on February 5, 2019, that Mr. Bedford intended to retire from the Company on or about April 16, 2019. Mr. Bedford’s resignation is not a result of any disagreement with the Company’s independent auditors or any member of management on any matter of accounting principles or practices, financial statement disclosure or internal controls.

Appointment of Vice President, Corporate Controller and Principal Accounting Officer

Upon the retirement of Mr. Bedford on April 16, 2019, Ethan Allen appointed Matthew J. McNulty as the Company’s Vice President, Corporate Controller and Principal Accounting Officer. Mr. McNulty will report directly to Corey Whitely, Executive Vice President, Administration, Chief Financial Officer and Treasurer.

Mr. McNulty, age 40, joined Ethan Allen in February 2019 as Vice President, Corporate Controller. Prior to joining the Company, Mr. McNulty was the Senior Vice President, Controller and Principal Accounting Officer of FactSet Research Systems Inc. where he led the global accounting and finance teams from November 2005 until February 2019. Mr. McNulty began his career in public accounting at PricewaterhouseCoopers LLP and worked in their assurance practice as an auditor from 2000 until 2005. He is a licensed Certified Public Accountant and holds a Bachelor of Science degree in Accounting from Villanova University.

Mr. McNulty does not have any family relationships with any of the Company’s directors or executive officers and is not a party to any transactions listed in Item 404(a) of Regulation S-K. The Company has no formal employment agreement with Mr. McNulty.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETHAN ALLEN INTERIORS INC. (Registrant)

Date: April 16, 2019	By:	/s/ Corey Whitely
Executive Vice President, Administration Chief Financial Officer and Treasurer